Exhibit 10.3
WAIVER AND AMENDMENT

THIS WAIVER AND AMENDMENT, dated as of February __, 2007 (the “Amendment”), to the promissory note (the “Note”) issued by Pure Vanilla eXchange, Inc., a Nevada corporation (the “Company”) on [date] to [name] (the “Holder”) Capitalized terms used and not otherwise defined herein that are defined in the Note shall have the meanings given such terms in the Note.

RECITALS

Subject to the terms and conditions of this Amendment, the Company has requested, and the Holder has agreed to waive compliance with certain terms of the Note and all Events of Default; and

Subject to the terms and conditions of this Amendment, the Company has requested, and the Holder has agreed, to amend the Note to provide for an extension of the date interest and principal will be due under the Note.

The Holder has agreed to accept the Warrant in the form attached hereto as Exhibit B as consideration for the waivers and amendments set forth herein.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.  Waiver.

Holder hereby waives compliance by the Company with its obligation to pay interest on the outstanding principal balance of the Note or any payment of principal due on or before the date of this Amendment. Each and every failure of the Company to comply with such obligations is separately waived as of the date of such failure and none of such failures thereafter constitute an Event of Default.

2. Amendments. The Holder and the Company hereby agree to amend the Note as follows:

(a) The first sentence of Section 1 is stricken and replaced with the following:

Maker shall pay principal and accrued interest on the earlier of (i) two business days after the date on which the Company has raised and reported, in the aggregate from February 12, 2007 to the date of such report, $20 million of “Net Financing” (defined below) and (ii) May 15, 2007. For the purposes of this Note, “Net Financing” means, the gross proceeds received by the Company from the sale of any of its securities, less any loans that have been outstanding for a term of less than six months on the date such financing is closed (regardless of the maturity at the date of issue) that are repaid from the proceeds of the Financing.

(b) Section 2 of the Note is amended by adding the following after the words, “amount of principal being pre-paid”:

The terms of prepayment are also governed by Section 6.15 of a Loan Agreement between the Company and the Holder dated May 23, 2006, which section is incorporated herein by reference.

3. Miscellaneous.

THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Except as expressly waived and/or amended hereby, the Note. shall remain in full force and effect in accordance with the terms thereof. The waivers and amendments herein are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of the Note or of any Event of Default or default which may occur or may have occurred.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment.

PURE VANILLA EXCHANGE, INC.	HOLDER

By:_____________________________	_______________________________
Steven Yevoli,	[name]
Chief Executive Officer

EXHIBIT B

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Issue Date: Tuesday, February 20, 2007

COMMON STOCK PURCHASE WARRANT

To Purchase Shares of $0.001 Par Value Common Stock (“Common Stock”) of

PURE VANILLA EXCHANGE, INC.

THIS CERTIFIES that, for value received, Name (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the Issue Date and on or prior to 8:00 p.m. New York City Time on the three (3) year anniversary of the Issue Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from PURE VANILLA EXCHANGE, INC., a Nevada corporation (the “Company”), 00,000 shares of Common Stock (the “Warrant Shares”) of the Company at an Exercise Price per share equal to $0.80 per share (as adjusted from time to time pursuant to the terms hereof, the “Exercise Price”). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Waiver and Amendment Agreement dated February 13, 2007 (the “Waiver”) entered into between the Company and the Holder. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Waiver.

1.
Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term “Holder” shall refer to the Holder or any subsequent transferee of this Warrant.

2.
Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

3.	Exercise of Warrant.

(a)
The Holder may exercise this Warrant, in whole or in part, at any time and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment to the Company of the Exercise Price therefor.

In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within three (3) Trading Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

The Company shall use its best efforts to deliver the certificates for shares of Common Stock purchased hereunder to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to deliver within 10 calendar days the relevant certificates to the Holder as provided in this Agreement.

(b)
The term “Trading Day” means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on Nasdaq National Market or another automated quotation system, or the Nasdaq Bulletin Board, a day on which trading is reported on the principal automated quotation system or market on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated or by Pink Sheets, LLC (the foregoing being referred to herein as the “Principal Market”.

4.
No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share calculated on the basis of the Fair Market Value (as defined below).

5.
Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder’s surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6.	Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7.
No Rights as Shareholder until Exercise. Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Holder, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8.
Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the “Act”), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt. If this Warrant is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that the direct assignee of the original holder is added as a selling stockholder thereunder.

9.
Loss, Theft, Destruction or Mutilation of Warrant; Exchange. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

10.
Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.
Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

12.
Adjustments of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.

(a)
Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

(b)
Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, “Fair Market Value” shall equal the average closing price of the Common Stock on the Principal Market for the 5 Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading or subject to quotation on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors and the Holder. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

(c)
Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

(d)
Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e)
(i)The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 12 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

(ii) In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

13.
Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14.
Notice of Adjustment; Notice of Events. (i) Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment. (ii) If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Warrant holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

15.
Authorized Shares. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

16.
Compliance with Securities Laws. (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b)
Without limiting the Holder’s right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

18.	Miscellaneous.

(a)
Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act or the corporate laws of the jurisdiction of the Company’s incorporation, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the federal and state courts sitting in the county of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens or venue, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with Section 18(c). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

(b)
Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Holder, each future Holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c)
Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or future Holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Holder or each such Holder at its address as shown on the books of the Company or to the Company at the address set forth in the Waiver. All notices under this Warrant shall be deemed to have been given when received.

A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice given in accordance with the provisions of this Section 18(c).

(d)
Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e)
No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares on the exercise of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

PURE VANILLA EXCHANGE, INC.

By: _______________________________________
Name:
Title:

NOTICE OF EXERCISE

To: PURE VANILLA EXCHANGE, INC.

(1) The undersigned hereby elects to exercise the attached Warrant for and to purchase thereunder, ______ shares of Common Stock, and herewith makes payment therefor of $_______.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_______________________________
(Name)

_______________________________
(Address)
_______________________________

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

___________________________________
(Name)

____________________	___________________________________
(Date)	(Signature)
___________________________________
(Address)

Dated:
______________________________
Signature

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________,

Holder’s Signature: ____________________________

Holder’s Address: _____________________________

                  _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.